                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2


                         MONTHLY SERVICER'S CERTIFICATE




      Accounting Date:                                      January 31, 2002
                                                -----------------------------
      Determination Date:                                  February 13, 2002
                                                -----------------------------
      Distribution Date:                                   February 15, 2002
                                                -----------------------------
      Monthly Period Ending:                                January 31, 2002
                                                -----------------------------


      This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 2000, among Associates Automobile Receivables Trust, 2000-2 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

      Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



 I.   Collection Account Summary

      Available Funds:
                 Payments Received                                                              $29,213,676.64
                 Liquidation Proceeds (excluding Purchase Amounts)                               $2,874,767.42
                 Current Monthly Advances                                                           617,651.55
                 Amount of withdrawal, if any, from the Reserve Account                                  $0.00
                 Amount of withdrawal, if any, from the Capitalized Interest Account                     $0.00
                 Monthly Advance Recoveries                                                        (687,987.29)
                 Purchase Amounts-Warranty and Administrative Receivables                                $0.00
                 Purchase Amounts - Liquidated Receivables                                               $0.00
                 Income from investment of funds in Trust Accounts                                   $7,582.04
                                                                                                ---------------
      Total Available Funds                                                                                         $32,025,690.36
                                                                                                                   ================

      Amounts Payable on Distribution Date:
                 (i)    Reimbursement of Monthly Advances                                                $0.00
                 (ii)   Trustee and other fees                                                           $0.00
                 (ii)   Basic Servicing Fee                                                        $774,955.15
                 (iv)   Noteholders' Interest Distributable Amount
                        Class A-1 Interest Distributable Amount                                          $0.00
                        Class A-2 Interest Distributable Amount                                    $147,121.32
                        Class A-3 Interest Distributable Amount                                  $1,824,350.00
                        Class A-4 Interest Distributable Amount                                    $695,750.00
                        Class A-5 Interest Distributable Amount                                  $1,217,425.00
                 (v)    Noteholders' Principal Distributable Amount
                        Payable to Class A-1 Noteholders                                                 $0.00
                        Payable to Class A-2 Noteholders                                                 $0.00
                        Payable to Class A-3 Noteholders                                                 $0.00
                        Payable to Class A-4 Noteholders                                                 $0.00
                        Payable to Class A-5 Noteholders                                                 $0.00
                 (vi)   Premium Amount and any amounts owed and not paid to the
                         Security Insurer under the Insurance Agreement.                            $98,237.83
                 (vi)   Reserve Account deposit                                                          $0.00
                 (vi)   Additional Principal Distributable Amount
                        Payable to Class A-1 Noteholders                                                 $0.00
                        Payable to Class A-2 Noteholders                                        $22,815,515.90
                        Payable to Class A-3 Noteholders                                                 $0.00
                        Payable to Class A-4 Noteholders                                                 $0.00
                        Payable to Class A-5 Noteholders                                                 $0.00
                 (ix)   Additional Servicing Fee                                                         $0.00
                 (x)    Regardless of whether there is an Insurer Default, any
                         amounts due to the Security Insurer and not covered in
                         (vi) above                                                                      $0.00
                 (xi)   Any remaining Available Funds to the Certificate
                         Distribution Account                                                     4,452,335.16
                                                                                                ---------------
      Total Amounts Payable on Distribution Date                                                                     $32,025,690.36
                                                                                                                    ================
                 Less: Servicing Fee                                                                                   ($774,955.15)
                 Less: Investment Income                                                                                 ($7,582.04)

      Net Payment to Trustee                                                                                         $31,243,153.17



 II.  Calculation  of  Reserve Account Deposit; withdrawal from
      Reserve Account; Deficiency Claim Amount; Pre-Funding Account
      Shortfall and Capitalized Interest Account withdrawal

      Reserve Account deposit:

         Amount of excess, if any, of Available Funds over total
         amounts payable (or amount of such excess up to the
         Specified Reserve Balance pursuant to Section 4.6,
         clauses (i) through (vi)
         of the Sale and Servicing Agreement)                                                                             $0.00
                                                                                                                ----------------

      Reserve Account Withdrawal on any Determination Date:
         Amount equal to the excess of the Total Required
         Payment over the amount of Available Funds with respect to such Determination Date.

         Total Required Payment
         (i)    Sum of the amounts distributable pursuant to Section 4.6,
                clauses (i) through (vi) of the Sale and Servicing Agreement.                                     $4,757,839.30
         (ii)   After the occurrence of Event of Default the sum of the amounts distributable pursuant to Section 4.6, clauses (i) through
                (viii) of the Sale and Servicing Agreement.                                                               $0.00
         (iii)  After the occurrence of Event of Default the amount necessary
                to reduce the Aggregate Note Principal Balance to zero.                                                   $0.00
                                                                                                                ----------------

         Total Required Payment                                                                                   $4,757,839.30

         Available Funds                                                                                         $32,025,690.36

         Amount of withdrawal, if any, from the Reserve Account                                                           $0.00

      Withdrawal from Capitalized Interest Account:

         Amount of withdrawal, if any, from the Capitalized Interest Account                                              $0.00

      Deficiency Claim Amount:

         Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Capitalized Interest Account
         and Available Funds                                                                                              $0.00

      Pre-Funding Account Shortfall:

         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the
         Class A-1 Prepayment Amount, the Class A-2 Prepayment Amount, the
         Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
         and the Class A-5 Prepayment Amount over (b) the amount on deposit in
         the Pre-Funding Account                                                                                          $0.00

      (In the event a Deficiency Claim Amount or Pre-Funding Account Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
      Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount or the Pre-Funding
      Account Shortfall.)

III.  Collected Funds

      Payments Received:
         Supplemental Servicing Fees                                                              $0.00
         Amount allocable to interest                                                     11,652,317.63
         Amount allocable to principal                                                    17,561,359.01
         Amount allocable to Insurance Add-On Amounts                                             $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                  $0.00
                                                                                         ---------------

      Total Payments Received                                                                                    $29,213,676.64

      Liquidation Proceeds:
         Gross amount realized with respect to Liquidated Receivables                      2,897,362.39

         Less: (i) reasonable expenses incurred by Servicer
           in connection with the collection of such Liquidated Receivables and the repossession and disposition of the related Financed
           Vehicles and (ii) amounts required to be refunded to Obligors on
           such Liquidated Receivables                                                       (22,594.97)
                                                                                         ---------------

      Net Liquidation Proceeds                                                                                     2,874,767.42

      Allocation of Liquidation Proceeds:
         Supplemental Servicing Fees                                                              $0.00
         Amount allocable to interest                                                             $0.00
         Amount allocable to principal                                                            $0.00
         Amount allocable to Insurance Add-On Amounts                                             $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
           Servicer prior to deposit in the Collection Account)                                   $0.00                   $0.00
                                                                                         ---------------        ----------------

      Total Collected Funds                                                                                      $32,088,444.06
                                                                                                                ================


 IV.  Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables
          Amount allocable to interest                                                          $0.00
          Amount allocable to principal                                                         $0.00
          Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                $0.00               $0.00
                                                                                       ---------------

      Purchase Amounts - Administrative Receivables
          Amount allocable to interest                                                          $0.00
          Amount allocable to principal                                                         $0.00
          Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                $0.00               $0.00
                                                                                       ---------------

      Total Purchase Amounts                                                                                        $0.00
                                                                                                          ================

 V.   Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                          $1,328,665.74

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
          Payments received from Obligors                                                ($687,987.29)
          Liquidation Proceeds                                                                  $0.00
          Purchase Amounts - Warranty Receivables                                               $0.00
          Purchase Amounts - Administrative Receivables                                         $0.00
                                                                                        --------------

      Outstanding Monthly Advances to be netted against Monthly
       Advances for the current Monthly Period                                                               ($687,987.29)

      Outstanding Monthly Advances to be reimbursed out of
       Available Funds on the Distribution Date                                                              ($687,987.29)

      Remaining Outstanding Monthly Advances                                                                  $640,678.45

      Monthly Advances - current Monthly Period                                                               $617,651.55
                                                                                                          ----------------

      Outstanding Monthly Advances - immediately following the Distribution Date                            $1,258,330.00
                                                                                                          ================

 VI.  Calculation  of  Interest  and  Principal  Payments

      A.  Calculation  of  principal reductions

              Payments received allocable to principal                                                     $17,561,359.01
              Aggregate of Principal Balances as of the Accounting Date of all
               Receivables that became Liquidated Receivables
               during the Monthly Period                                                                    $7,510,636.49
              Purchase Amounts - Warranty Receivables allocable to principal                                        $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                  $0.00
              Amounts withdrawn from the Pre-Funding Account                                                        $0.00
              Cram Down Losses                                                                                      $0.00
                                                                                                          ----------------

              Total principal reductions                                                                   $25,071,995.50
                                                                                                          ================

      B.  Calculation of Class A-1 Interest Distributable Amount

          Class A-1 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-1 Noteholders on such Distribution Date)                     $0.00

          Multiplied by the Class A-1 Interest Rate                                             6.615%

          Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 50/360                                                    0.08611111               $0.00
                                                                                       ---------------

          Plus any unpaid Class A-1 Interest Carryover Shortfall                                                    $0.00
                                                                                                          ----------------

          Class A-1 Interest Distributable Amount                                                                   $0.00
                                                                                                          ================

      C.  Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-2 Noteholders on such Distribution Date)        $26,000,821.94

              Multiplied by the Class A-2 Interest Rate                                         6.790%

              Multiplied by 1/12 or in the case of the first Distribution
               Date, by 49/360                                                             0.08333333         $147,121.32
                                                                                                          ----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                $0.00
                                                                                                          ----------------

              Class A-2 Interest Distributable Amount                                                         $147,121.32
                                                                                                          ================


      D.  Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-3 Noteholders on such Distribution Date)         $321,000,000.00

              Multiplied by the Class A-3 Interest Rate                                           6.820%

              Multiplied by 1/12 or in the case of the first Distribution
               Date, by 49/360                                                               0.08333333          $1,824,350.00
                                                                                         ---------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                     $0.00
                                                                                                               ----------------

              Class A-3 Interest Distributable Amount                                                            $1,824,350.00
                                                                                                               ================

      E.  Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-4 Noteholders on such Distribution Date)         $121,000,000.00

              Multiplied by the Class A-4 Interest Rate                                           6.900%

              Multiplied by 1/12 or in the case of the first Distribution
               Date, by 49/360                                                               0.08333333            $695,750.00
                                                                                         ---------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                     $0.00
                                                                                                               ----------------

              Class A-4 Interest Distributable Amount                                                              $695,750.00
                                                                                                               ================

      F.  Calculation of Class A-5 Interest Distributable Amount

              Class A-5 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
               of principal to Class A-5 Noteholders on such Distribution Date)         $209,000,000.00

              Multiplied by the Class A-5 Interest Rate                                           6.990%

              Multiplied by 1/12 or in the case of the first Distribution
               Date, by 49/360                                                                .08333333          $1,217,425.00
                                                                                         ---------------

              Plus any unpaid Class A-5 Interest Carryover Shortfall                                                     $0.00
                                                                                                               ----------------

              Class A-5 Interest Distributable Amount                                                            $1,217,425.00
                                                                                                               ================

      G.  Calculation of Noteholders' Interest Distributable Amount
              Class A-1 Interest Distributable Amount
              Class A-2 Interest Distributable Amount                                             $0.00
              Class A-3 Interest Distributable Amount                                       $147,121.32
              Class A-4 Interest Distributable Amount                                     $1,824,350.00
              Class A-5 Interest Distributable Amount                                       $695,750.00
                                                                                          $1,217,425.00
              Noteholders' Interest Distributable Amount
                                                                                                                 $3,884,646.32
                                                                                                               ================

      H.  Calculation of Noteholder's Monthly Principal Distributable Amount:

              The sum of (i) the amount necessary to reduce the Aggregate Note
              Principal balance minus the Pre-Funded Amount to 95.50% of the Pool Balance and (ii) on any Final Scheduled Distribution Date the excess outstanding principal balance of any Class

              Aggregate Note Principal Balance                                                                 $677,000,821.94
              Pre-Funded Amount                                                                                          $0.00
                                                                                                               ----------------
              Aggregate Note Principal Balance minus Pre-Funded Amount                                         $677,000,821.94

              95.50% of the Pool Balance                                                                       $686,535,128.86

              Excess outstanding principal balance of any Class on any Final
               Scheduled Distribution Date                                                                               $0.00
                                                                                                               ----------------

              Noteholders' Principal Distributable Amount                                                                $0.00
                                                                                                               ================


      J.  Calculation of Additional Principal Distributable Amount
            The excess of the Required Overcollateralization Amount over the
              Overcollateralization Amount

            Required Overcollateralization Amount

            If no Level I Trigger Event or Level II Trigger Event exist, the least of
                     (i)  Aggregate Note Principal Balance, and
                     (ii) The greater of
                          (a) 9.00% of the Pool Balance and
                          (b) Minimum Overcollateralization Amount (generally
                               1.50% of the Original Pool Balance)                                       $64,699,645.65

            If a Level I Trigger Event exists, but no Level II Trigger
                      Event exists, the greater of
                     (i)  14.0% of the Pool Balance and
                     (ii) 2.5% of the Original Pool Balance                                                       $0.00

            If a Level II Trigger Event exists, 100% of the Pool Balance                                          $0.00

            Required Overcollateralization Amount                                                        $64,699,645.65
                                                                                                        ----------------

            Overcollateralization Amount
            The Excess of the Pool Balance over the Aggregate Note Principal
            Balance minus the Noteholder's Principal Distributable Amount minus
            the Pre-Funded Amount                                                                         41,884,129.75

            Remaining Available Funds                                                                    $27,267,851.06
                                                                                                        ----------------

            Additional Principal Distributable Amount $22,815,515.90

VII.  Pre-Funding Account

      A.  Withdrawals from Pre-Funding Account:

            Amount on deposit in the Pre-Funding Account as of the preceding
             Distribution Date or, in the case of the first Distribution Date, as
             of the Closing Date                                                                                  $0.00

            Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
             Subsequent Transfer Date (an amount equal to the product of (a)
             95.50% and (b) the principal balance of the Subsequent Receivables)                                  $0.00

            Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 2001 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
             Account has been reduced to $100,000 or less as of the Distribution
             Date (see B below)                                                                                   $0.00

            Amount remaining on deposit in the Pre-Funding Account after
             Distribution Date                                                                                    $0.00

      B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

            Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (January
             2001 Distribution Date) or the Pre-Funded Amount being reduced to
             $100,000 or less on any Distribution Date                                                            $0.00

                 Class A-1 Prepayment Amount                                                                      $0.00
                 Class A-2 Prepayment Amount                                                                      $0.00
                 Class A-3 Prepayment Amount                                                                      $0.00
                 Class A-4 Prepayment Amount                                                                      $0.00
                 Class A-5 Prepayment Amount                                                                      $0.00
                                                                                                        ----------------

            Total Prepayment Amount                                                                               $0.00
                                                                                                        ================

      C.  Prepayment Premiums:

                 Class A-1 Prepayment Premium                                                                     $0.00
                 Class A-2 Prepayment Premium                                                                     $0.00
                 Class A-3 Prepayment Premium                                                                     $0.00
                 Class A-4 Prepayment Premium                                                                     $0.00
                 Class A-5 Prepayment Premium                                                                     $0.00


VIII. Reserve Account

      Amount on deposit in the Reserve Account as of the preceding Distribution Date                                 $5,497,524.38
       or, in the case of the first Distribution Date, as of the Closing Date

      Plus the excess, if any, of the Specified Reserve Balance over amount on deposit in the Reserve Account and amounts payable in Section 4.6 (vii) of the Sale and Servicing Agreement (which excess is to be deposited by the
       Indenture Trustee in the Reserve Account from amounts withdrawn from the
       Pre-Funding Account in respect of transfers of Subsequent Receivables)                                                $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve Account
       over the Specified Reserve Balance                                                                                    $0.00

      Less: withdrawals from the Reserve Account to cover the excess, if any,
       of Total Required Payment over Available Funds (see IV above)                                                         $0.00

      Amount remaining on deposit in the Reserve Account after the Distribution
       Date                                                                                                          $5,497,524.38



 IX.  Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period        $743,956,947.19
      Multiplied by Basic Servicing Fee Rate                                                  1.25%
      Multiplied by Months per year                                                       0.104167%
                                                                                ------------------

      Basic Servicing Fee                                                                             $774,955.15

      Less: Backup Servicer Fees (annual rate of 1 bp)                                                      $0.00

      Supplemental Servicing Fees                                                                           $0.00
                                                                                                   ---------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $774,955.15
                                                                                                                   ================

 X.   Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of
               Monthly Period
                Class A-1 Notes                                                                                              $0.00
                Class A-2 Notes                                                                                     $26,000,821.94
                Class A-3 Notes                                                                                    $321,000,000.00
                Class A-4 Notes                                                                                    $121,000,000.00
                Class A-5 Notes                                                                                    $209,000,000.00

          b. Amount distributed to Noteholders allocable to principal
                Class A-1 Notes                                                                                              $0.00
                Class A-2 Notes                                                                                     $22,815,515.90
                Class A-3 Notes                                                                                              $0.00
                Class A-4 Notes                                                                                              $0.00
                Class A-5 Notes                                                                                              $0.00

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                Class A-1 Notes                                                                                              $0.00
                Class A-2 Notes                                                                                      $3,185,306.04
                Class A-3 Notes                                                                                    $321,000,000.00
                Class A-4 Notes                                                                                    $121,000,000.00
                Class A-5 Notes                                                                                    $209,000,000.00

          d. Interest distributed to Noteholders
                Class A-1 Notes                                                                                              $0.00
                Class A-2 Notes                                                                                        $147,121.32
                Class A-3 Notes                                                                                      $1,824,350.00
                Class A-4 Notes                                                                                        $695,750.00
                Class A-5 Notes                                                                                      $1,217,425.00

          f. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
             2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
             3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
             4.  Class A-4 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00
             5.  Class A-5 Interest Carryover Shortfall, if any (and change in
                 amount from preceding statement)                                                                            $0.00


          g. Amount distributed payable out of amounts withdrawn from or pursuant to:
             1.  Reserve Account                                                              $0.00
             2. Capitalized Interest Account                                                  $0.00
             3.  Claim on the Note Policy                                                     $0.00

          h. Remaining Pre-Funded Amount                                                                        $0.00

          i. Remaining Reserve Amount                                                                   $5,497,524.38

          k. Prepayment amounts
               Class A-1 Prepayment Amount                                                                      $0.00
               Class A-2 Prepayment Amount                                                                      $0.00
               Class A-3 Prepayment Amount                                                                      $0.00
               Class A-4 Prepayment Amount                                                                      $0.00
               Class A-5 Prepayment Amount                                                                      $0.00

          l. Prepayment Premiums
               Class A-1 Prepayment Premium                                                                     $0.00
               Class A-2 Prepayment Premium                                                                     $0.00
               Class A-3 Prepayment Premium                                                                     $0.00
               Class A-4 Prepayment Premium                                                                     $0.00
               Class A-5 Prepayment Premium                                                                     $0.00

          m. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                fees, if any, paid by the Trustee on behalf of the Trust                                  $774,955.15

          n. Note Pool Factors (after giving effect to distributions on the
               Distribution Date)
               Class A-1 Notes                                                                             0.00000000
               Class A-2 Notes                                                                             0.00912695
               Class A-3 Notes                                                                             1.00000000
               Class A-4 Notes                                                                             1.00000000
               Class A-5 Notes                                                                             1.00000000

 XI.  Pool Balance and Aggregate Principal Balance

             Original Pool Balance at beginning of Monthly Period                                      778,288,759.79
             Subsequent Receivables                                                                   $321,216,114.99
                                                                                                    ------------------
                 Original Pool Balance at end of Monthly Period                                     $1,099,504,874.78
                                                                                                    ==================

                 Aggregate Pool Balance as of preceding Accounting Date                                743,956,947.19
                 Aggregate Pool Balance as of current Accounting Date                                  718,884,951.69


            Monthly Period Liquidated Receivables                         Monthly Period Adminsitrative Receivables
                              Loan #          Amount                                      Loan #          Amount
                              ------          ------                                      ------          ------

               see attached listing       7,510,636.49                         see attached listing           -
                                                 $0.00                                                    $0.00
                                                 $0.00                                                    $0.00
                                                 $0.00                                                    $0.00
                                         --------------                                                 --------
                                         $7,510,636.49                                                    $0.00
                                         ==============                                                 ========

XII.  Thirty Day Delinquency Ratio


      Sum of Principal Balances (as of the Accounting Date) of all Receivables
       delinquent more than 30 days with respect to all or any portion of a
       Scheduled Payment as of the Accounting Date                                          43,441,887.20

      Aggregate Principal Balance as of the Accounting Date                                718,884,951.69
                                                                                         -----------------

      Thirty Day Delinquency Ratio                                                                                 6.04295404%
                                                                                                                ==============


                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-2

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING JANUARY 31, 2002


 I.   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION        $1,099,504,874.78

                         AGE OF POOL (IN MONTHS)                             16

 II.  Thirty Day Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all Receivables
       delinquent more than 30 days with respect to all or any portion of a
       Scheduled Payment as of the Accounting Date                                                                  43,441,887.20

      Aggregate Principal Balance as of the Accounting Date                              718,884,951.69
                                                                                         ---------------

      Thirty Day Delinquency Ratio                                                                                     6.04295404%
                                                                                                                  ================

III.  Average Thirty Day Delinquency Ratio

      Thirty Day Delinquency ratio - current Determination Date                              6.04295404%

      Thirty Day Delinquency ratio - preceding Determination Date                            6.43655721%

      Thirty Day Delinquency ratio - second preceding Determination Date                     5.73620466%
                                                                                          ---------------


      Average Thirty Day Delinquency Ratio                                                                             6.07190530%
                                                                                                                  ================

 IV.  Cumulative Net Loss Ratio

      Cumulative balance of losses as of the preceding Accounting Date                                             $37,974,760.26

            Add:    Sum of Principal Balances (as of the Accounting
                    Date) of Receivables that became Liquidated
                    Receivables during the Monthly Period or that became
                    Purchased Receivables during Monthly Period (if
                    delinquent more than 30 days with respect to any
                    portion of a Scheduled
                    Payment at time of purchase)                                          $7,510,636.49

                 Liquidation Proceeds received by the Trust                              ($2,874,767.42)
                                                                                         ---------------

      Cumulative balance of losses as of the current Accounting Date                                               $42,610,629.33

 V.   Cumulative Net Loss Rate as a % of Original Principal Balance

      Cumulative Net Loss Rate - current Determination Date                                  3.8754380%

      Cumulative Net Loss Rate - preceding Determination Date                                3.4538055%

      Cumulative Net Loss Rate - second preceding Determination Date                          3.0623050%

 VI.  Annualized Net Loss Ratio

            Add:    Aggregate of Principal Balances as of the Accounting
                    Date (plus accrued and unpaid interest thereon to the
                    end of the Monthly Period) of all Receivables that
                    became Liquidated Receivables or that became
                    Purchased Receivables and that were delinquent more
                    than 30 days with respect to any portion of a
                    Scheduled Payment as of the
                    Accounting Date                                                       $7,510,636.49

                 Liquidation Proceeds received by the Trust                              ($2,874,767.42)
                                                                                         ---------------

      Net Losses as of the current Accounting Date                                                                  $4,635,869.07
                                                                                                                  ----------------

VII.  Annualized Net Loss Ratio as a % of Beginning Pool Balance

      Annualized Net Loss Ratio - current Determination Date                                  7.4776409%

      Annualized Net Loss Ratio - preceding Determination Date                                6.7239348%

      Annualized Net Loss Ratio - second preceding Determination Date                         6.9676585%

      Average Annualized Net Loss Ratio:                                                                                7.0564114%
                                                                                                                  ================


VIII. Other Information Provided to MBIA

               A. Credit Enhancement Fee information:

                  Amount paid last month                                                             $104,862.42
                  Aggregate Note Principal Balance as of the previous
                    Distribution Date                                           $677,000,821.94
                  Multiplied by:  Credit Enhancement Fee  (18 bp's) * (30/360)            0.0150%   $ 101,550.12
                                                                               ------------------ ---------------
                  Adjustment amount                                                                                    ($3,312.30)
                  Amount due this month                                                                               $101,550.12

                                         Amount due to MBIA                                                            $98,237.83
                                                                                                                  ================


               B. Delinquency Information

                                 NUMBER OF DAYS DELINQUENT                     AMOUNT
                                 -------------------------                     ------
                                           31-60                           $ 22,900,117.45
                                           61-90                            $ 9,540,751.06
                                            91 +                           $ 11,001,018.69
                                                                        -------------------
                                                                           $ 43,441,887.20


 IX.  Reserve Account Information                                                             $                 %

      Beginning Balance                                                                  $5,497,524.38       0.76472937%

      Deposit to the Reserve Account                                                             $0.00       0.00000000%
      Reserve Account Additional Deposit                                                         $0.00       0.00000000%
      Withdrawal from the Reserve Account                                                        $0.00       0.00000000%
      Disbursements of Excess                                                               ($7,582.04)     -0.00105469%
      Interest earnings on Reserve Account                                                   $7,582.04       0.00105469%
                                                                                        ---------------  ---------------

                                                                                        ---------------  ---------------
      Ending Balance                                                                     $5,497,524.38       0.76472937%
                                                                                        ===============  ===============

      Specified Balance pursuant to Section 3.03 of the
      Reserve Account Agreement among Arcadia Financial Ltd.,
      Arcadia Receivables Finance Corp., MBIA
      and Bank One, National Association                                                 $5,497,524.38       0.76472937%
                                                                                        ===============  ===============


 X.   Trigger Events


                                                                   Level I            Level II        Level I         Level II
                                              Current Amount    Trigger Level      Trigger Level  Trigger Level   Trigger Event?
                                              --------------    -------------      -------------  -------------   --------------
Average Thirty Day Delinquency Ratio           6.07190530%         9.00%               11.00%           No               No
Cumulative Net Loss Ratio                       3.8754380%         6.40%                8.00%           No               No
Average Annualized Net Loss Ratio              7.05641140%         7.75%                9.20%           No               No


 XI.  Insurance Agreement Events of Default

      To the knowledge of the Servicer, an Insurance Agreement
       Event of Default has occurred                                                            Yes         No  X
                                                                                                   ------     ------

Prepared by
           ------------------------
           Daniel Radev,
           Assistant Secretary

Reviewed by
           ------------------------
           Cindy A. Barmeier,
           Assistant Vice President